UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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SUGAR CREEK FINANCIAL CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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28 WEST BROADWAY
TRENTON, ILLINOIS 62293
(618) 224-9228

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	2:00 p.m., local time, on Monday, August 18, 2008.
PLACE	Trenton House Restaurant, 2 East Broadway, Trenton, Illinois.
ITEMS OF BUSINESS	(1) The election of two directors to serve for a term of three years.
(2) The ratification of the selection of Michael Trokey & Company, P.C. as our independent registered public accounting firm for fiscal year 2009.

(3)

Such other business as may properly come before the meeting and any adjournment or postponement of the meeting. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE	To vote, you must have been a stockholder at the close of business on June 23, 2008.
PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.
By Order of the Board of Directors

Phyllis J. Brown Vice President and Corporate Secretary

Trenton, Illinois
July 14, 2008

Note:	Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card or voting instruction card.

SUGAR CREEK FINANCIAL CORP.

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sugar Creek Financial Corp. (“Sugar Creek Financial” or the “Company”) to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Tempo Bank (the “Bank”) and the majority-owned subsidiary of Sugar Creek MHC (the “MHC”). The annual meeting will be held at the Trenton House Restaurant, 2 East Broadway, Trenton, Illinois on Monday, August 18, 2008 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about July 14, 2008.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Sugar Creek Financial common stock if the records of the Company show that you held your shares as of the close of business on June 23, 2008. As of the close of business on June 23, 2008, 906,879 shares of Sugar Creek Financial common stock were outstanding. Each share of common stock has one vote.

The Company’s Charter provides that, until April 3, 2012, record owners of the Company’s common stock (other than Sugar Creek MHC) who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Sugar Creek Financial in one of the following ways:

•	Directly in your name as the stockholder of record; or
•	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction card that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction card provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Sugar Creek Financial common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Quorum and Vote Required

Quorum.  The annual meeting will be held only if there is a quorum. A majority of the outstanding shares of Sugar Creek Financial common stock entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum.

Votes Required for Proposals.  In voting on the election of directors, you may vote in favor of both nominees, withhold votes as to both nominees or withhold votes as to either nominee. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. “Plurality” means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two.

In voting to ratify the appointment of Michael Trokey & Company, P.C. as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote.

Sugar Creek MHC, the mutual holding company for the Company, owned 55.0% of the outstanding shares of common stock of the Company as of June 23, 2008. All shares of common stock owned by Sugar Creek MHC will be voted in accordance with the instructions of the Board of Directors of Sugar Creek MHC, the members of which are identical to the members of the Board of Directors of the Company. Sugar Creek MHC is expected to vote such shares “FOR” each nominee for election as a director and “FOR” ratification of the appointment of Michael Trokey & Company, P.C. as the Company’s independent registered public accounting firm. Because Sugar Creek MHC owns in excess of 50% of the outstanding shares of Company common stock, the votes it casts will ensure the presence of a quorum and determine the outcome of Proposal 1 (Election of Directors) and Proposal 2 (Ratification of Independent Registered Public Accounting Firm).

Routine and Non-Routine Proposals.  The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker, bank or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker, bank or other entity holding shares for an owner in street name is unable to vote on a particular proposal and has not received voting instructions from the beneficial owner. The election of directors and the ratification of Michael Trokey & Company, P.C. as our independent accounting firm for 2009 are currently considered routine matters.

How We Count Votes.  If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the selection of the independent registered public accounting firm, abstentions will have the same effect as a vote against the proposal.

Voting by Proxy

This proxy statement is being sent to you by the Board of Directors of the Company to request that you allow your shares of the Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote “FOR” each of the nominees for director and “FOR” ratification of the appointment of Michael Trokey & Company, P.C. as the Company’s independent registered public accounting firm.

If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Sugar Creek Financial common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your Company common stock has been voted at the annual meeting, deliver a later-dated valid proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Bank’s ESOP and 401(k) Plan

If you participate in the Tempo Bank Employee Stock Ownership Plan (“ESOP”) or if you have invested in Company common stock through the Sugar Creek Financial Corp. Stock Fund (the “Stock Fund”) in the Tempo Bank Employees’ Savings and Profit-Sharing Plan and Trust (the “401(k) Plan”), you will receive a voting instruction card for each plan that will reflect all the shares that you may direct the trustees to vote on your behalf under the respective plans. Under the terms of the ESOP, all allocated shares of Sugar Creek Financial common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. All unallocated shares of Sugar Creek Financial common stock held by the ESOP and all allocated shares for which no timely voting instructions are received, are voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, participants investing in the Stock Fund through the 401(k) Plan may direct the Stock Fund trustee how to vote the shares credited to their accounts. The Stock Fund trustee will vote all shares for which it does not receive timely instructions from participants based on the final results of the tabulation. The deadline for returning your voting instruction cards is August 11, 2008.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors consists of six members who are elected for terms of three years, one-third of whom are elected annually. All of our directors are independent under the current listing standards of the Nasdaq Stock Market, except for Robert J. Stroh, Jr., who is the Chief Executive Officer and Chief Financial Officer of Sugar Creek Financial, Sugar Creek MHC and Tempo Bank, and Francis J. Eversman, who is the President and Chief Operating Officer of Sugar Creek Financial, Sugar Creek MHC and Tempo Bank. In determining the independence of its directors, the Board of Directors considered the legal services provided to Tempo Bank in the past four years by Mr. Fleming’s law firm and determined the amounts paid by Tempo Bank for such services were not material. In addition, the Board considered transactions, relationships or arrangements between the Company, the Bank and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans that the Bank has made directly or indirectly with Directors Deien and Fleming.

Committees of the Board of Directors

Audit Committee.  The Company has a separately designated standing Audit Committee consisting of directors Timothy W. Deien, Daniel S. Reilly (Chairperson) and Gary R. Schwend. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The board of directors has determined that Mr. Reilly is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.” The Audit Committee operates under a written charter which is available in the Investor Information portion of the Company’s website (www.tempobank.com). The Audit Committee held 3 meetings in fiscal 2008.

Other Committees.  The Company does not maintain separately designated compensation or nominating committees. Based on the number of independent directors currently serving on the Board, the Company believes that the functions customarily attributable to these committees are sufficiently performed by our full Board of Directors.

Compensation Processes and Procedures

The Board of Directors is responsible for overseeing the Company’s and the Bank’s employee compensation and benefit programs. Management develops recommendations for the Board of Directors regarding the appropriate range of annual salary increases of our employees. Each member of our Board of Directors participates in the consideration of executive officer and director compensation. Our Chief Executive Officer and Chief Financial Officer and President and Chief Operating Officer do not participate in Board discussions or the review of Board documents relating to the determination of their compensation.

Nominating Procedures

The Board of Directors is responsible for the annual selection of its nominees for election as directors and developing and implementing policies and practices relating to corporate governance.

Minimum Qualifications.  The Board has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation, a stock ownership requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate must also meet any qualification requirements set forth in any Board or committee governing documents.

The Board will consider the following criteria in selecting nominees for initial election or appointment to the Board: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Board deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Board will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and the director’s independence.

Director Nomination Process.  The process that the Board follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Board relies on personal contacts of the Board members, as well as their knowledge of members of the communities served by Sugar Creek Financial. The Board also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Board has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Board determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Board will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders.  It is the policy of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Board’s resources, the Board will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders.  To submit a recommendation of a director candidate to the Board of Directors, a stockholder should submit the following information in writing, addressed to the Chairman of the Board, care of the Corporate Secretary, at the main office of the Company:

(1)	The name of the person recommended as a director candidate;
(2)	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

(3)	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;
(4)	The name and address of the stockholder making the recommendation, as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and
(5)	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Board of Directors at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Director Compensation

The following table sets forth the compensation received by non-employee directors for their service on our Board of Directors during 2008.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Timothy W. Deien	6,985	—	6,985
Timothy P. Fleming	11,225	—	11,225
Daniel S. Reilly	7,625	—	7,625
Gary R. Schwend	7,345	—	7,345

The following tables set forth the applicable retainers and fees that are paid to non-employee directors for their service on the boards of directors of Sugar Creek Financial and Tempo Bank. Employee directors are also eligible to receive fees for appraisal reviews and loan approvals. Directors do not receive any fees for their service on the board of directors of Sugar Creek MHC.

Board of Directors of Tempo Bank:

Board Meeting Fee	$375
Additional Board Fee for Annual Organization Meeting	$375
Board Meeting Reconvene Fee	$100
Committee Fees for each Appraisal Review	$10
Committee Fees for each Loan Approval Review:
Chairman	$10
Other Loan Committee Members	$5

Board of Directors of Sugar Creek Financial:

Annual Retainer	$1,000
Audit Committee Chairman Annual Retainer	$1,000

Board Meetings

During fiscal 2008, the Boards of Directors of the Company and the Bank jointly held 14 meetings. No director attended fewer than 75% of the meetings of the Board of Directors and Board committees on which they served in 2008.

Director Attendance at the Annual Meeting of Stockholders

The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2007 Annual Meeting of Stockholders.

AUDIT COMMITTEE REPORT

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent registered public accounting firm the auditors’ independence. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the registered public accounting firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2008 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, and the Board of Directors has approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2009.

Audit Committee of the Sugar Creek Financial Board of Directors

Daniel S. Reilly – Chairperson
Timothy W. Deien
Gary R. Schwend

STOCK OWNERSHIP

The following table provides information as of June 23, 2008 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding(1)
Sugar Creek MHC 28 West Broadway Trenton, Illinois 62293	498,784	55.0%

(1)	Based on 906,879 shares of Company common stock outstanding and entitled to vote as of June 23, 2008.

The following table provides information as of June 23, 2008 about the shares of Sugar Creek Financial common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by those executive officers of the Company listed in the Summary Compensation Table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security and each of the listed individuals has sole voting and sole investment power with respect to the shares shown.

Name	Number of Shares Owned(1)	Percent of Common Stock Outstanding(2)
Timothy W. Deien	100	*
Francis J. Eversman	10,169	1.12
Timothy P. Fleming	10,000	1.10
Daniel S. Reilly	1,000	*
Gary R. Schwend	1,500	*
Robert J. Stroh, Jr.	10,938	1.21
All directors and executive officers as a group (7 persons)	36,866	4.04%

*	Represents less than 1% of the Company’s outstanding shares.
(1)	Includes shares allocated to the account of individuals under the Bank’s ESOP with respect to which individuals have voting but not investment power as follows: Mr. Eversman — 354; Mr. Stroh — 435; and for all executive officers not individually listed in the table — 215.
(2)	Based on 906,879 shares of Company common stock outstanding and entitled to vote as of June 23, 2008.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors consists of six members who are elected for terms of three years, one-third of whom are elected annually. The Board of Directors’ nominees for election this year to serve for a three-year term or until their respective successors have been elected and qualified are Messrs. Fleming and Reilly. Both of the Board’s nominees are current directors of the Company and the Bank.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of both nominees.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of March 31, 2008.

Board Nominees for Terms Ending in 2011

Timothy P. Fleming is an attorney and shareholder in the law firm Fleming & Fleming, LTD and also serves as the firm’s president. Fleming & Fleming has provided general legal advice to Tempo Bank since 1996. Age 61. Director of Tempo Bank since 1996. Director of Sugar Creek MHC and Sugar Creek Financial since 2007.

Daniel S. Reilly retired as a partner in the accounting firm of KPMG LLP in 1998. Age 66. Director of Tempo Bank since October 2006. Director of Sugar Creek MHC and Sugar Creek Financial since 2007.

Directors Continuing in Office

The following directors have terms ending in 2009:

Gary R. Schwend is the owner and president of Trenton Processing Center, a meat processor. Age 53. Director of Tempo Bank since 2000. Director of Sugar Creek MHC and Sugar Creek Financial since 2007.

Timothy W. Deien is the dealer principal of Deien Chevrolet, an automobile dealership. Age 42. Director of Tempo Bank since December 2003. Director of Sugar Creek MHC and Sugar Creek Financial since 2007.

The following directors have terms ending in 2010:

Robert J. Stroh, Jr. has been the Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Tempo Bank since 1992. Previously, Mr. Stroh served as President and Treasurer since 1980. Mr. Stroh, Jr. has served as the Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Sugar Creek MHC and Sugar Creek Financial since their formation in April 2007. Age 60. Director of Tempo Bank since 1976. Director of Sugar Creek MHC and Sugar Creek Financial since 2007.

Francis J. Eversman has been the President and Chief Operating Officer of Tempo Bank since 1993. Previously, Mr. Eversman served as Vice President and Corporate Secretary since 1980. Mr. Eversman has served as President and Chief Operating Officer of Sugar Creek MHC and Sugar Creek Financial since their formation in April 2007. Age 57. Director of Tempo Bank since 1980. Director of Sugar Creek MHC and Sugar Creek Financial since 2007.

Item 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Michael Trokey & Company, P.C. to be the Company’s independent registered public accounting firm for the 2009 fiscal year, subject to ratification by stockholders. A representative of Michael Trokey & Company, P.C.is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

Audit and Other Fees.  The following table sets forth the fees billed to the Company for the fiscal years ending March 31, 2008 and March 31, 2007 for services provided by Michael Trokey & Company, P.C.

	2008	2007
Audit Fees(1)	$22,690	$22,640
Audit-Related Fees(2)	50,558	$50,000
Tax Fees(3)	3,000	3,000
All Other Fees	—	—

(1)	For 2008 and 2007, includes fees for the financial statement audit and quarterly reviews.
(2)	For 2008 and 2007, includes fees related to the initial public offering of Sugar Creek Financial.
(3)	For 2008 and 2007, includes fees related to tax compliance, tax advice and tax planning.

Pre-Approval of Services by the Independent Registered Public Accounting Firm.  The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services.

During the year ended March 31, 2008, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the other most highly compensated executive officers of the Company whose total compensation for the 2008 fiscal year exceeded $100,000.

Name and Principal Position	Year	Salary(1)	Bonus	All Other Compensation	Total
Robert J. Stroh, Jr. Chief Executive Officer and Chief Financial Officer	2008	$120,543	$6,771	$9,182	$136,496
	2007	112,249	14,022	5,293	131,564
Francis J. Eversman President and Chief Operating Officer	2008	97,976	5,724	7,407	111,107
	2007	92,132	11,853	4,402	108,387

(1)	For 2008, includes loan approval and appraisal review fees of $260 for each of Mr. Stroh and Mr. Eversman. For 2007, includes loan approval and appraisal review fees of $390 for each of Mr. Stroh and Mr. Eversman.

Employment Agreements.  Tempo Bank and Sugar Creek Financial each entered into employment agreements with Robert J. Stroh, Jr. and Francis J. Eversman (referred to below as “executive” or “executives”) effective April 13, 2007. Under the agreements, which have essentially identical provisions, Sugar Creek Financial makes any payments not made by Tempo Bank under its agreements with executives, but the executives do not receive any duplicative payments.

The employment agreements each provide for three-year terms, subject to annual renewal by the board of directors for an additional year beyond the then-current expiration date. The current base salaries for Mr. Stroh and Mr. Eversman are $118,447 and $97,836, respectively. The agreements also provide for the executives’ participation in employee benefit plans and programs maintained for the benefit of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans, and certain fringe benefits as described in the agreements.

Under the terms of the agreements, Tempo and Sugar Creek Financial will pay the executives for reasonable costs and attorneys’ fees associated with the successful legal enforcement of the parties’ obligations under the employment agreements. The employment agreements also provide for the indemnification of the executives to the fullest extent legally permissible. Upon termination of employment other than involuntary termination in connection with a change in control, each executive will be required to adhere to a one-year non-competition provision in the agreements.

Other Potential Post-Termination Benefits

Payments Made Upon Termination for Cause.  Upon termination of employment for cause, as defined in the agreement, the executive will receive no further compensation or benefits under the agreement.

Payments Made Upon Voluntary Termination and Termination without Cause or for Good Reason.  If Sugar Creek Financial or Tempo Bank terminates an executive for reasons other than cause, or if an executive resigns after the occurrence of specified circumstances that constitute constructive termination, the executive, or, upon his death, his beneficiary, will receive a lump sum cash payment equal to his base salary for the remaining term of the agreement. Executives will also continue to participate in any benefit plans of Tempo Bank or Sugar Creek Financial that provide medical, dental and life insurance coverage for the remaining term of the agreements, under terms and conditions no less favorable than those provided to executives during the same time period. If Sugar Creek Financial or Tempo Bank cannot provide coverage because the executives are no longer employed, comparable coverage on an individual basis or a cash equivalent will be provided.

Payments Made Upon a Change in Control.  Under the employment agreements, if the executive is involuntarily terminated, or terminates voluntarily under certain circumstances specified in the agreement, within one year of a change in control, he will receive a severance payment equal to three times his average taxable compensation (as reported on Form W-2) for the five preceding years, or his period of employment, if less than five years. Executives will also continue to participate in any benefit plans of Tempo Bank or Sugar Creek Financial that provide medical, dental and life insurance coverage for the remaining term of the agreements, under terms and conditions no less favorable than those provided to executives during the same term period. If Sugar Creek Financial or Tempo Bank cannot provide coverage because the executives are no longer employed, comparable coverage on an individual basis or a cash equivalent will be provided. Coverage will cease upon the earlier of death, employment by another employer or 36 months from termination of employment.

The agreements also provide for the reduction of change in control payments to the executives to the extent necessary to ensure that they will not receive “excess parachute payments” under Section 280G of the Internal Revenue Code, and therefore will not be subject to the 20% excise tax imposed on such payments under Section 4999 of the Internal Revenue Code.

Payments Made Upon Disability.  Under the employment agreements, upon the executive’s disability, as defined in the agreements, the executive will receive an amount equal to 100% of his base salary until the earlier of the date he returns to full-time employment, his death, his attainment of age 65, or the expiration of the agreement. We will also continue to pay the costs of the executives’ and their dependants’ life, health and dental coverage for the remaining term of the agreement.

Payments Made Upon Death.  Under the employment agreements, upon the executive’s death, the executive’s beneficiary will receive the compensation due to the executive through the last day of the calendar month in which his death occurred.

OTHER INFORMATION RELATING TO
EXECUTIVE OFFICERS AND DIRECTORS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Sugar Creek Financial common stock during the year ended March 31, 2008.

Transactions with Related Persons

A number of the Company’s directors and their associates are customers of the Bank. All extensions of credit made to them are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and do not involve more than normal risk of collectibility or present other unfavorable features. None of such credits are past due or are classified as non-accrual, restructured or potential problem loans.

SUBMISSION OF BUSINESS PROPOSALS
AND STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to have included in the proxy statement for the Company’s next annual meeting no later than March 16, 2009. If next year’s annual meeting is held on a date more than 30 calendar days from August 18, 2009, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Corporate Secretary not less than 30 days before the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, such notice must be received not later than the close of the tenth day following the day on which notice of the date of the meeting was mailed to stockholders or such public disclosure was made.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Phyllis J. Brown, Corporate Secretary, Sugar Creek Financial, 28 West Broadway, Trenton, Illinois 62293. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

By Order of the Board of Directors

Phyllis J. Brown
Vice President and Corporate Secretary

Trenton, Illinois
July 14, 2008

SUGAR CREEK FINANCIAL CORP.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE
FOR ALL EXCEPT
ANNUAL MEETING OF SHAREHOLDERS		FOR	WITHHOLD
August 18, 2008	1. The election as directors of all nominees listed (except as marked to the contrary below).	☐	☐	☐
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	Timothy P. Fleming Daniel S. Reilly
The undersigned hereby appoints Robert J. Stroh, Jr. and Francis J. Eversman, and each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of common stock of Sugar Creek Financial that the undersigned is entitled to vote at the annual meeting of shareholders, to be held on August 18, 2008 at 2:00 p.m., local time, at the Trenton House Restaurant, 2 East Broadway, Trenton, Illinois and at any and all adjournments thereof, as indicated on this proxy card.	INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Michael Trokey & Company, P.C. as the independent registered public accounting firm of Sugar Creek Financial Corp. for the year ending March 31, 2009.	☐	☐	☐
Your Board of Directors Recommends a Vote FOR each of the listed proposals.
This proxy, when properly executed and returned, will be voted as directed by the undersigned shareholder. If no instructions are specified, this proxy will be voted “FOR” all of the proposals listed. This proxy also confers discretionary authority to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and with respect to any other business that may properly come before the annual meeting or any adjournment thereof.

Please be sure to sign and date this Proxy in the box below.
Date
Shareholder sign above	Co-holder (if any) sign above

Detach above card, sign, date and mail in postage-paid envelope provided.

SUGAR CREEK FINANCIAL CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

SUGAR CREEK FINANCIAL CORP.
VOTING INSTRUCTION CARD

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE
FOR ALL EXCEPT
ANNUAL MEETING OF SHAREHOLDERS		FOR	WITHHOLD
AUGUST 18, 2008	1. The election as directors of all nominees listed (except as marked to the contrary below).	☐	☐	☐
The undersigned hereby directs the plan trustee to vote all shares of common stock of Sugar Creek Financial allocated to his or her ESOP account as of the record date and to which the undersigned is entitled to vote at the annual meeting of shareholders, to be held on August 18, 2008 at 2:00 p.m. local time, at the Trenton House Restaurant, 2 East Broadway, Trenton, Illinois and at any and all adjournments thereof.	Timothy P. Fleming Daniel S. Reilly
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
(ESOP PLAN)

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Michael Trokey & Company, P.C. as the independent registered public accountants of Sugar Creek Financial for the year ending March 31, 2009.	☐	☐	☐
Your Board of Directors Recommends a Vote FOR each of the listed proposals.
This voting instruction card, when properly executed and returned, will be voted as directed by the participant.

Please be sure to sign and date this voting instruction card in the box below.
Date

Detach above card, sign, date and mail in postage-paid envelope provided.

SUGAR CREEK FINANCIAL CORP.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED.

SUGAR CREEK FINANCIAL CORP.
VOTING INSTRUCTION CARD

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE
FOR ALL EXCEPT
ANNUAL MEETING OF SHAREHOLDERS		FOR	WITHHOLD
AUGUST 18, 2008	1. The election as directors of all nominees listed (except as marked to the contrary below).	☐	☐	☐
The undersigned hereby directs the plan trustee to vote all shares of common stock of Sugar Creek Financial credited to his or her 401(k) plan account as of the record date and to which the undersigned is entitled to vote at the annual meeting of shareholders, to be held on August 18, 2008 at 2:00 p.m. local time, at the Trenton House Restaurant, 2 East Broadway, Trenton, Illinois and at any and all adjournments thereof.	Timothy P. Fleming Daniel S. Reilly
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.
(401(k) PLAN)

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Michael Trokey & Company, P.C. as the independent registered public accountants of Sugar Creek Financial for the year ending March 31, 2009.	☐	☐	☐
Your Board of Directors Recommends a Vote FOR each of the listed proposals.
This voting instruction card, when properly executed and returned, will be voted as directed by the participant.

Please be sure to sign and date this voting instruction card in the box below.
Date

Detach above card, sign, date and mail in postage-paid envelope provided.

SUGAR CREEK FINANCIAL CORP.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED.